Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This Amendment No. 4 to Credit Agreement, dated as of May 13, 2022 (this “Amendment”), is among Rental Car Intermediate Holdings, LLC, a Delaware corporation (“Holdings”), The Hertz Corporation, a Delaware corporation (the “Parent Borrower”), the Subsidiary Borrowers (as defined in the Credit Agreement referenced below) party thereto (together with the Parent Borrower, the “Borrowers”), the May 2022 Increasing Revolving Lenders (as defined below) and Barclays Bank PLC, as Administrative Agent.

W i t n e s s e t h:

WHEREAS, Holdings, the Borrowers and the Administrative Agent are party, inter alios, to that certain Credit Agreement, dated as of June 30, 2021 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of August 3, 2021, by that certain Amendment No. 2 to Credit Agreement, dated as of November 23, 2021, and by that certain Amendment No. 3 to Credit Agreement, dated as of March 31, 2022, and as otherwise amended, restated, amended and restated or otherwise modified or supplemented from time to time, including on the Fourth Amendment Effective Date (as defined below), the “Credit Agreement”; capitalized terms used but not defined herein having the meanings set forth therein);

WHEREAS, pursuant to Section 2.9(a) of the Credit Agreement, the Parent Borrower has requested that each institution identified on the signature pages hereto as a May 2022 Increasing Revolving Lender (collectively, the “May 2022 Increasing Revolving Lenders”) make available to the Borrowers Supplemental Revolving Commitments in an aggregate principal amount equal to $180,000,000 million (the “May 2022 Increased Revolving Commitments”) and each such May 2022 Increasing Revolving Lender has agreed to provide a portion of the May 2022 Increased Revolving Commitments in an amount equal to the aggregate principal amount set forth next to such May 2022 Increasing Revolving Lender’s name on Schedule I hereto on the applicable terms and conditions set forth herein;

WHEREAS, (x) pursuant to the definition of “Revolving Issuing Lender” set forth in the Credit Agreement, with the consent of the Administrative Agent, the Parent Borrower has requested that each May 2022 Increasing Revolving Lender become, and each May 2022 Increasing Revolving Lender has agreed to become, an Issuing Revolving Lender for the purpose of issuing Revolving Letters of Credit and (y) pursuant to the definition of “Revolving L/C Commitment Amount” set forth in the Credit Agreement, each May 2022 Increasing Revolving Lender has agreed that an amount equal to such May 2022 Increasing Revolving Lender’s May 2022 Increased Revolving Commitments shall constitute such May 2022 Increasing Revolving Lender’s Revolving L/C Commitment Amount on the applicable terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.	supplemental revolving commitments

1.1               Subject to the terms and conditions set forth herein, (i) each May 2022 Increasing Revolving Lender hereby agrees on a several and not joint basis to make the May 2022 Increased Revolving Commitments available to the Borrowers in the aggregate principal amount set forth on Schedule I hereto opposite such May 2022 Increasing Revolving Lender’s name and (ii) all of such May 2022 Increasing Revolving Lender’s May 2022 Increased Revolving Commitments shall constitute such May 2022 Increasing Revolving Lender’s Revolving L/C Commitment Amount.

1.2               Pursuant to Section 2.9 of the Credit Agreement, the May 2022 Increased Revolving Commitments documented hereby shall constitute Supplemental Revolving Commitments under the Credit Agreement.

1.3               The May 2022 Increased Revolving Commitments shall be (i) made pursuant to (and constitute part of) the existing Revolving Commitments as in effect immediately prior to the Fourth Amendment Effective Date and (ii) subject to the terms and conditions applicable to the existing Revolving Commitments after giving effect to the Fourth Amendment Effective Date.

1.4               The Borrowers, Holdings, the Administrative Agent and the May 2022 Increasing Revolving Lenders acknowledge and agree that on the Fourth Amendment Effective Date (as defined below), (i) the May 2022 Increased Revolving Commitments shall be added to (and constitute part of) the existing Initial Revolving Commitments, (ii) the May 2022 Increased Revolving Commitments shall constitute “Initial Revolving Commitments” for all purposes under, and subject to the provisions of, the Loan Documents and (iii) the amount of each May 2022 Increased Revolving Lender’s May 2022 Increased Revolving Commitments shall constitute such May 2022 Increased Revolving Lender’s “Revolving L/C Commitment Amount” for all purposes under, and subject to the provisions of, the Loan Documents.

1.5               The parties hereto hereby acknowledge and agree that if on the Fourth Amendment Effective Date there are any Revolving Loans outstanding under the Credit Agreement, (i) such Revolving Loans shall be reallocated in accordance with Section 2.9(c) of the Credit Agreement and (ii) on and after the Fourth Amendment Effective Date, the ratable share of each Revolving Issuing Lender’s participation in Revolving Letters of Credit shall be calculated after giving effect to the amendments to the Credit Agreement described in this Amendment.

Section 2.	AMENDMENTS TO THE CREDIT AGREEMENT

2.1               Amendment to the Credit Agreement. Subject to the satisfaction (or waiver) of the conditions set forth in Section 3 below, effective as of the Fourth Amendment Effective Date:

(a)                Clause (i) of the last sentence of Section 3.1(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i) Barclays, MS, DBNY and Goldman Sachs Bank USA shall only be required to issue Standby Letters of Credit hereunder and”

Section 3.	CONDITIONS PRECEDENT

This Amendment shall be effective (the “Fourth Amendment Effective Date”) on the date that the following conditions precedent having been satisfied or duly waived:

3.1               Executed Agreement. The Administrative Agent shall have received this Amendment, duly executed by each Borrower, the Administrative Agent, each May 2022 Increasing Revolving Lender, the Lenders constituting all of the Revolving Lenders and the Lenders constituting all of the Revolving Issuing Lenders.

3.2               Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct.

3.3               Certificates. The Administrative Agent shall have received the following, each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(a)                a certificate of each Loan Party, dated the Fourth Amendment Effective Date and executed by its secretary or assistant secretary, which shall (i) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of this Amendment and the incurrence of the May 2022 Increased Revolving Commitments, (ii) identify by name and title and bear the signatures of the Responsible Officers and any other officers of such Loan Party authorized to sign this Amendment and (iii) certify that (A) attached thereto is the certificate or articles of incorporation or organization of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management or partnership agreement or (B) the equivalent documents provided to the Administrative Agent on the Closing Date remain in full force and effect and have not been amended or otherwise modified since such date;

(b)                a long form good standing certificate for each Loan Party from its jurisdiction of organization; and

(c)                a certificate of the chief financial officer or, if none, the treasurer, controller, vice president (finance) or other responsible financial officer of the Parent Borrower certifying the solvency of the Parent Borrower and its Subsidiaries on a consolidated basis in customary form (as per the applicable jurisdiction of the Parent Borrower) after giving effect to this Amendment and the incurrence of the May 2022 Increased Revolving Commitments.

3.4               Legal Opinions. The Administrative Agent shall have received the following executed legal opinions in form and substance reasonably satisfactory to the Administrative Agent:

(a)                the executed legal opinion of White & Case LLP, special New York counsel to each of Holdings, the Parent Borrower and the other Loan Parties; and

(b)                the executed legal opinion of Frederic Dorwart, Lawyers PLLC, special Oklahoma counsel to certain Loan Parties.

3.5               Fees and Expenses. The Parent Borrower shall have paid (i) the reasonable and documented fees and expenses of Weil, Gotshal & Manges LLP, as counsel to the Administrative Agent and the Lenders, to the extent invoiced prior to the Fourth Amendment Effective Date and (ii) the costs and expenses required to be paid by Section 5.2 below

3.6               Patriot Act; KYC. No later than three Business Days prior to the Fourth Amendment Effective Date, each May 2022 Increasing Revolving Lender, to the extent reasonably requested by such May 2022 Increasing Revolving Lender, shall have received (i) all documentation and other information about the Borrowers and the Guarantors that such May 2022 Increasing Revolving Lender has reasonably determined is required by regulatory authorities under “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and (ii) to the extent a Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Borrower, in each case, that any such May 2022 Increasing Revolving Lender has reasonably requested in writing at least 10 Business Days prior to the Fourth Amendment Effective Date.

Section 4.	REPRESENTATIONS AND WARRANTIES

The Parent Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Administrative Agent, Issuing Lenders and the Lenders as follows:

4.1               Incorporation of Representations and Warranties from Loan Documents. Each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement or any other Loan Document (or in any amendment, modification or supplement thereto) to which it is a party, and each of the representations and warranties contained in any certificate furnished at any time by or on behalf of any Loan Party pursuant to the Credit Agreement or any other Loan Document, shall be true and correct in all material respects on the Fourth Amendment Effective Date (except to the extent any such representation or warranty is stated to relate solely to an earlier date, it shall be true and correct in all material respects as of such earlier date).

4.2               Absence of Default. At the time of and immediately after giving effect to this Amendment and the availability of the May 2022 Increased Revolving Commitments, no Default or Event of Default shall have occurred and be continuing.

Section 5.	MISCELLANEOUS

5.1               Reference to and Effect on the Loan Documents.

(a)                As of the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof”, “therein” and words of like import), shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)                Except as expressly amended or waived, as applicable, hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)                The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Issuing Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.

5.2               Costs and Expenses. The Borrowers agree to reimburse the Administrative Agent for its costs and expenses in connection with this Amendment (and the other Loan Documents delivered in connection herewith) as provided in Section 11.5 of the Credit Agreement.

5.3               Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by us, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

5.4               Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURSIDICTION.

5.5               Loan Document and Integration. This Amendment shall constitute a Loan Document, and together with the other Loan Documents represents the entire agreement of each of the Loan Parties party hereto and the Administrative Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any of the Loan Parties party hereto or the Administrative Agent relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

5.6               Reaffirmation. Each Borrower and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as amended by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Loan Documents are, and shall remain, in full force and effect immediately after giving effect to this Amendment and shall apply equally to the May 2022 Increased Commitments.

5.7               Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

5.8               No Novation. Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Credit Agreement.

5.9               Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

RENTAL CAR INTERMEDIATE HOLDINGS, LLC, as Holdings

By:	/s/ Mark E. Johnson
Name:	Mark E. Johnson
Title:	Vice President and Interim Treasurer

THE HERTZ CORPORATION, as Parent Borrower

By:	/s/ M. David Galainena
Name:	M David Galainena
Title:	Vice President, General Counsel and Secretary

DOLLAR RENT A CAR, INC.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

DTG OPERATIONS, INC.

FIREFLY RENT A CAR LLC

HERTZ CAR SALES LLC

HERTZ GLOBAL SERVICES CORPORATION
HERTZ LOCAL EDITION CORP.

HERTZ LOCAL EDITION TRANSPORTING, INC.

HERTZ SYSTEM, INC.

HERTZ TECHNOLOGIES, INC.

HERTZ TRANSPORTING, INC.

SMARTZ VEHICLE RENTAL CORPORATION

RENTAL CAR GROUP COMPANY, LLC

THRIFTY CAR SALES, INC.

TRAC ASIA PACIFIC, INC.,

as Guarantors

By:	/s/ Mark E. Johnson
Name:	Mark E. Johnson
Title:	Vice President and Interim Treasurer

[Signature Page to Hertz Amendment No. 3]

Thrifty, llc, as a Guarantor By: Dollar Thrifty Automotive Group, Inc., its sole Member/Manager

By:	/s/ Mark E. Johnson
Name:	Mark E. Johnson
Title:	Vice President and Interim Treasurer

DTG Supply, LLC, as a Guarantor By: DTF Operations, Inc., its sole Member/Manager

By:	/s/ Mark E. Johnson
Name:	Mark E. Johnson
Title:	Vice President and Interim Treasurer

thrifty rent-a-car, llc, as a Guarantor By: Thrifty LLC, its Member/Manager By: Dollar Thrifty Automotive Group, Inc., its Member/Manager

By:	/s/ Mark E. Johnson
Name:	Mark E. Johnson
Title:	Vice President and Interim Treasurer

[Signature Page to Hertz Amendment No. 3]

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Charlene Saldanha
	Name:	Charlene Sladanha
	Title:	Vice President

[Signature Page to Hertz Amendment No. 4]

GOLDMAN SACHS BANK USA, as a May 2022 Increasing Revolving Lender

By:	/s/ Jonathon Dworkin
	Name:	Jonathon Dworkin
	Title:	Authorized Signatory

[Signature Page to Hertz Amendment No. 4]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a May 2022 Increasing Revolving Lender

By:	/s/ Farhad Merali
	Name:	Farhad Merali
	Title:	Managing Director

[Signature Page to Hertz Amendment No. 4]

Schedule I

May 2022 Increased Revolving Commitments

May 2022 Increasing Revolving Lender	May 2022 Increased Revolving Commitment	Percentage of May 2022 Increased Revolving Commitment
Goldman Sachs Bank USA	$125,000,000.00	69.444444%
Canadian Imperial Bank of Commerce, New York Brank	$55,000,000.00	30.555556%
TOTAL	$180,000,000.00	100%